2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

Living Our Values in
Regulatory Relations

Bryan Batson

Vice President Regulatory Compliance and Affairs

2003 Analyst/Investor Conference

2

AGL Resources

AGL Resources’ 2003 Goals and Values

Demonstrate a
compelling proposition
for our stakeholders:

Customers

Shareholders

Communities

Regulators

Employees

Achieve this through
applying our core
values to all we do

inside

the

lines

honesty

generosity

of spirit

value

seeking

generosity of spirit

2003 Energy Assistance Contributions

$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Tennessee
Virginia
Georgia

Asset Management Sharing

(since inception)

$ Millions
$15
$10
$5
$0
Virginia
Tennessee
Georgia

2003 Analyst/Investor Conference

3

AGL Resources

Environmental Recovery Program
Annual Costs - High End of Range
Annual Costs Expected
Recovery / Revenue
$ in Millions
45
40
35
30
25
20
15
10
5
0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

value seeking

Total 3rd Party Damages
VNG
AGLC-CNG
Damages
8000
7000
6000
5000
4000
3000
2000
1000
0
594
6968
471
6193
651
5701
444
4431
289
2966
1999
2000
2001
2002
2003 YTD
Year

Pipeline Replacement
$ per Customer
$80
$60
$40
$20
$0
$76.16
$29.19
Original Projection
Actuals

2003 Analyst/Investor Conference
4

AGL Resources

Virtue is its own reward

Leak Response Time - Monthly Measure
Benchmark
Avg Jul-Sep 03
Minutes
60
50
40
30
20
10
0
35
26.33
60
35.47
Average FSR Leak Response Time
Average Distribution Leak Response Time

Service Standards - Monthly Measures
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
80%
92%
100%
6%
0%
Benchmark
Avg Jul-Sep
Call Center Response Time
Forecasting - Firm Demand Forecast Accuracy
Forecasting - Monthly Net Percentage

Service Standards - Average Two-Month Measures
Benchmark
Avg Jul-Aug
100%
98%
96%
94%
92%
90%
88%
86%
84%
Meter Reading Accuracy
Meter Reading Timeliness
Appointment Attainment
Customer Information System
Gas Operating System
Marketer Interface Application
Enersch
Responsiveness to the Commission

value seeking

2003 Analyst/Investor Conference
5

AGL Resources

Service Standard Performance

Value seeking

AGL Resources
Utility Operations
Projections Ending December 31, 2003
Rate Base (in $ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
Rate Base
PRP
ROE
$1,106
$332
$93
$180
8.07%
11.38%
11.08%
Total CGC
Total VNG
Total AGLC
Return On Equity
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
9.50%
9.00%
8.50%
8.00%

2003 Analyst/Investor Conference 6

AGL Resources

Authorized Returns

honesty

inside the lines

2003 Analyst/Investor Conference 7 AGL Resources

Managing Issues to Avoid
Controversy

Capacity Planning

Tennessee Tariff Changes

Asset Management Reporting

Grey Book – Continuous Disclosure

No Surprises!

Calendar of Major Regulatory Filings

12/03

1/04

2/04

3/04

4/04

5/04

6/04

7/04

8/04

9/04

10/04

11/04

12/04

Tentative:
CGC Filing

Expected effective date
of CGC Tariffs

AGLC Filing
(effective date
of tariffs either
12/04 or 5/05
TBD)

Tentative:
VNG combined
filing for WNA and
AIF

AGLC Capacity
Supply Plan Filing

What’s On the Horizon for 2004?

Tennessee

Bad debt amortization

2004 Rate Case

Virginia

Propane plant authorization

AIF/WNA

Georgia

Capacity Plan

Test period for 2005 Rate Case

Working With Regulators Every Day